================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: March 12, 2001


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

           TEXAS                                         74-1611874
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

   15835 Park Ten Place Drive                              77084
        Houston, Texas                                  (Zip Code)
 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800

================================================================================

ITEM 7.         EXHIBITS


EXHIBIT 99.1    CONTRACT STATUS SUMMARY AT MARCH 12, 2001


ITEM 9.         REGULATION FD DISCLOSURE

         The VICKSBURG (after completing its work for ENRON OIL & GAS LTD., which extended over two years) is in the process of being moved to drill one well for Niko Resources Ltd. in India at a dayrate of $44,000. Upon completion of this well (estimated end of March, 2001) the drilling unit will be relocated to Vietnam to drill one-well (with one option well) for Samedan Vietnam Limited at a dayrate of $48,000. The mobilization to Vietnam will take approximately 30 days at a cost of around $1 million. The contract provides for a mobilization payment of $200,000; thus, the net mobilization costs of $800,000 will be amortized over the term of the Samedan work, which could extend around 120 days if the option well is drilled. The Company is pursuing additional work for the VICKSBURG in Vietnam and other areas of Southeast Asia and if additional contracts are awarded, the net mobilization cost could be amortized over a longer period.

         Additional information with respect to the Company's contract status summary at March 12, 2001 is attached hereto as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

         Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition;
operating risks; risks involved in foreign operations; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2000, filed with the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ATWOOD OCEANICS, INC.
                                               (Registrant)



                                               /s/ James M. Holland
                                               James M. Holland
                                               Senior Vice President

                                               DATE:  March 12, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

99.1                Contract Status Summary at March 12, 2001

                                                                   EXHIBIT 99.1


                                                   EXHIBIT 99.5

                                      ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                              CONTRACT STATUS SUMMARY
                                                 AT MARCH 12, 2001



NAME OF RIG                LOCATION           CUSTOMER                  CONTRACT STATUS
-----------                --------           --------                  ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON              PHILIPPINES       SHELL PHILIPPINES          The rig's current contract terminates in November 2001.
                                             EXPLORATION B.V.


ATWOOD HUNTER              UNITED            DOMINION                   The rig is currently drilling one-well for DOMINION
                           STATES GULF       EXPLORATION &              EXPLORATION & PRODUCTION INC., after completing a
                           OF MEXICO         PRODUCTION, INC.           term contract of over 40 months for British
                                                                        Borneo Petroleum Inc./AGIP.  Upon completing
                                                                        the current well (estimated late March/early April 2001),
                                                                        the rig will be moved to a shipyard in the United States
                                                                        to commence an additional upgrade estimated to cost
                                                                        between $40 to $45 million, and taking around five months
                                                                        to complete.


ATWOOD EAGLE              MEDITERRANEAN      SAMEDAN,                   The rig has contractual commitments in Israel and Egypt
                          SEA                MEDITERRANEAN              which should keep the rig employed until late fourth
                                             SEA, INC.                  quarter fiscal 2001 or early first quarter fiscal
                                                                        2002.  An approximate $80 million upgrade of the
                                                                        rig is planned immediately upon the rig completing its
                                                                        current contractual commitments, and taking around six
                                                                        months to complete.


SEAHAWK                   MALAYSIA           ESSO                       The rig's current contract terminates in November 2003,
                                             PRODUCTION                 with an option for the Operator to extend.
                                             MALAYSIA INC.


ATWOOD SOUTHERN CROSS     MEDITERRANEAN SEA  GERMAN OIL & GAS EGYPT     The rig has contractual commitments in Egypt and Turkey
        `                                                               which should keep the rig employed into September 2001,
                                                                        and depending upon options exercised, could have work
                                                                        extending into fiscal 2002.


SEASCOUT                  UNITED STATES      NONE                       The SEASCOUT (ex-OCEAN SCOUT) was purchased in December
                          GULF OF MEXICO                                2000 for future conversion to a tender-assist unit,
                                                                        similar to the SEAHAWK, once an acceptable contract
                                                                        opportunity is secured.






CANTILEVER JACK-UP -
--------------------
VICKSBURG                 INDIA              NIKO RESOURCES LTD.        The rig is preparing to drill one well for NIKO RESOURCES
                                                                        LTD., which should be completed by the end of March 2001.
                                                                        Upon completion of this well, the rig will be relocated to
                                                                        Vietnam to drill one-well (with one option well) for
                                                                        SAMEDAN VIETNAM LIMITED.  If the option well is drilled,
                                                                        the work for Samedan could extend into August 2001.  The
                                                                        Company continues to pursue additional commitments for the rig in Vietnam and other areas of Southeast Asia.

SUBMERSIBLE -
-------------
RICHMOND                  UNITED STATES      APPLIED DRILLING           The rig is contractually committed to drill one-well with
                          GULF OF MEXICO     TECHNOLOGY INC.            Applied Drilling Technology Inc. and three-wells with
                                                                        Texaco Exploration and Production Inc., which should keep
                                                                        the rig employed into May 2001.


MODULAR PLATFORMS -
--------------------
RIG-19                    AUSTRALIA          NONE                       The rig is available for contract since it became idle in
                                                                        September 1999.


RIG-200                   AUSTRALIA          NONE                       The rig is available for contract since it became idle in
                                                                        June 1999.

                                           MANAGEMENT/LABOR CONTRACTS
                                           --------------------------
GOODWYN 'A' /             AUSTRALIA          WOODSIDE ENERGY LTD.       Term contract for management of drilling program.
NORTH RANKIN 'A